                                     M FUND

                                   PROSPECTUS

                                  MAY 1, 1998

     M Fund, Inc. (the "Company") is an investment company consisting of four separate diversified investment portfolios or funds (the "Funds"). These Funds are available through the purchase of variable life insurance and variable annuity policies issued by certain insurance companies ("Participating Insurance Companies"). The Funds are intended to be offered in addition to other portfolios offered by the Participating Insurance Companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

     Each of the Funds seeks long-term capital appreciation or total return, and each Fund will invest primarily in stocks and other equity securities. However, the Funds will use different investment techniques or strategies, and each Fund's Portfolio Manager has a different investment style.

     EDINBURGH OVERSEAS EQUITY FUND invests outside of the United States, and when appropriate will focus on small- to medium-capitalization companies and emerging markets.

     TURNER CORE GROWTH FUND emphasizes common stocks of U.S. companies that show strong earnings potential and also have reasonable valuations.

     FRONTIER CAPITAL APPRECIATION FUND invests in common stock of U.S. companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies.

     ENHANCED U.S. EQUITY FUND invests primarily in common stock of U.S. companies perceived to provide an opportunity for higher rates of return than the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index") while maintaining risk characteristics which approximate those of the Index.

     This Prospectus briefly describes the information that investors should know before investing in these Funds, including the risks associated with investing in each. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1998 (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available without charge, upon request by writing to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administrator, or by calling (888) 736-2878.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
            EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION,
          NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                     FOR THE INSURANCE OR ANNUITY POLICIES.

                               TABLE OF CONTENTS

INTRODUCTION................................................    3
FINANCIAL HIGHLIGHTS........................................    4
INVESTMENT OBJECTIVES AND POLICIES..........................    7
     Edinburgh Overseas Equity Fund.........................    7
     Turner Core Growth Fund................................    8
     Frontier Capital Appreciation Fund.....................    8
     Enhanced U.S. Equity Fund..............................    9
INVESTMENT RESTRICTIONS.....................................    9
MANAGEMENT..................................................    9
     Directors and Officers.................................    9
     Investment Adviser.....................................   10
     Portfolio Managers.....................................   11
INVESTMENT METHODS AND RISKS................................   12
     Foreign Investments....................................   12
     Investing in Small-Capitalization Companies............   14
     Asset Growth...........................................   14
     Securities Lending.....................................   15
     Other Investments......................................   15
PERFORMANCE INFORMATION.....................................   15
     M Fund Performance.....................................   15
     Private Account Performance............................   16
DETERMINATION OF NET ASSET VALUE............................   18
OFFERING, PURCHASE AND REDEMPTION OF SHARES.................   18
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............   19
TAXES.......................................................   19
OTHER INFORMATION...........................................   20
     Reports................................................   20
     Voting and Other Rights................................   20
     Distributor............................................   21
     Administrative and Other Services......................   21

                                  INTRODUCTION

     M Fund, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. (Additional Funds may be created from time to time.) By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     The Funds are available to the public through the purchase of variable life insurance and variable annuity policies offered by members of M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group") and issued by certain insurance companies ("Participating Insurance Companies"). M Financial Group is an independent life insurance producer group, specializing in the distribution of life insurance to persons of substantial financial means. The Funds can be selected by policyholders in addition to other portfolios offered by the Participating Insurance Companies.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following portfolio managers ("Portfolio Managers") to act as sub-advisers to provide the day-to-day portfolio management for the respective Funds.

                 FUND                               PORTFOLIO MANAGER
                 ----                               -----------------
Edinburgh Overseas Equity Fund           Edinburgh Fund Managers plc
Turner Core Growth Fund                  Turner Investment Partners, Inc.
Frontier Capital Appreciation Fund       Frontier Capital Management Company,
                                         Inc.
Enhanced U.S. Equity Fund                Franklin Portfolio Associates LLC

     The Funds' Portfolio Managers have been selected, and are reviewed and monitored, by the Adviser, whose Board of Directors consists of members from M Financial Group.

     The Company currently offers its shares to separate accounts of Participating Insurance Companies as funding vehicles for certain variable life insurance or variable annuity policies (the "Policies"). The Company may also offer its shares to qualified pension and retirement plans. The Company does not offer its shares directly to the general public. A separate prospectus, which accompanies this Prospectus, describes the applicable Policies and the separate accounts through which they are funded.

     The Funds' shares are sold with no sales load, no redemption fees, and no "12b-1" or other distribution fees. However, various fees and charges (possibly including sales loads) are imposed with respect to each Policy, as described in the prospectus for the applicable Policy.

                              FINANCIAL HIGHLIGHTS

     The following selected financial highlights are derived from the Company's audited financial statements included in the Company's Annual Report to Shareholders. The financial statements and report of Coopers & Lybrand L.L.P., independents accountants, included in the Annual Report to Shareholders for the Company's fiscal year ended December 31, 1997 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available without charge and upon request by calling (888) 736-2878.

M FUND, INC.
FINANCIAL HIGHLIGHTS

                                                   EDINBURGH OVERSEAS                 TURNER CORE
                                                      EQUITY FUND                     GROWTH FUND
                                              ----------------------------    ----------------------------
                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1997          1996(a)           1997          1996(a)
                                              ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $  9.88         $ 10.00         $ 11.60         $ 10.00
                                                -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)...........        0.07            0.06            0.04            0.06
    Net realized and unrealized gain (loss)
      on investments.......................        0.15           (0.12)           3.22            1.94
                                                -------         -------         -------         -------
         Total from investment
           operations......................        0.22           (0.06)           3.26            2.00
                                                -------         -------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.............       (0.07)          (0.06)          (0.04)          (0.06)
    In excess of net investment income.....       (0.03)         --              --              --
    From net realized capital gains........      --              --               (1.22)          (0.34)
    In excess of net realized capital
      gains................................      --              --               (0.10)         --
    Tax return of capital..................       (0.04)         --              --              --
                                                -------         -------         -------         -------
         Total distributions...............       (0.14)          (0.06)          (1.36)          (0.40)
                                                -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD.............     $  9.96         $  9.88         $ 13.50         $ 11.60
                                                =======         =======         =======         =======
TOTAL RETURN...............................        2.26%          (0.63)%*        28.32%          19.99%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)......     $ 6,034         $ 3,177         $ 3,820         $ 2,003
    Net expenses to average daily net
      assets before interest expense**.....        1.30%           1.30%           0.70%           0.70%
    Net expenses to average daily net
      assets after interest expense**......        1.30%           1.30%           0.70%           0.78%
    Net investment income (loss) to average
      daily net assets**...................        0.83%           0.67%           0.34%           0.55%
    Portfolio turnover rate................          74%             65%            206%            258%
    Average commission rate paid***........     $0.0342         $0.0474         $0.0598         $0.0600
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
         Expenses before interest
           expense:........................        4.94%           7.34%           6.20%           8.51%
         Net investment income (loss):.....       (2.81)%         (5.37)%         (5.16)%         (7.26)%

 (a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized for periods less than one year
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

M FUND, INC.
FINANCIAL HIGHLIGHTS

                                                    FRONTIER CAPITAL                 ENHANCED U.S.
                                                   APPRECIATION FUND                  EQUITY FUND
                                              ----------------------------    ----------------------------
                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1997          1996(a)           1997          1996(a)
                                              ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 12.52         $ 10.00         $ 11.85         $ 10.00
                                                -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)...........        0.00            0.00            0.08            0.12
    Net realized and unrealized gain (loss)
      on investments.......................        2.76            3.03            3.78            2.25
                                                -------         -------         -------         -------
         Total from investment
           operations......................        2.76            3.03            3.86            2.37
                                                -------         -------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.............      --              --               (0.09)          (0.12)
    In excess of net investment income.....      --              --              --              --
    From net realized capital gains........       (0.36)          (0.51)          (0.53)          (0.40)
    In excess of net realized capital
      gains................................      --              --              --              --
    Tax return of capital..................      --              --              --              --
                                                -------         -------         -------         -------
         Total distributions...............       (0.36)          (0.51)          (0.62)          (0.52)
                                                -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD.............     $ 14.92         $ 12.52         $ 15.09         $ 11.85
                                                =======         =======         =======         =======
TOTAL RETURN...............................       22.13%          30.31%*         32.68%          23.67%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)......     $16,628         $ 3,006         $ 7,345         $ 1,582
    Net expenses to average daily net
      assets before interest expense**.....        1.15%           1.15%           0.80%           0.80%
    Net expenses to average daily net
      assets after interest expense**......        1.15%           1.20%           0.80%           0.80%
    Net investment income (loss) to average
      daily net assets**...................       (0.13)%         (0.30)%          1.17%           1.43%
    Portfolio turnover rate................          61%            140%             52%             79%
    Average commission rate paid***........     $0.0422         $0.0362         $0.0273         $0.0227
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
         Expenses before interest
           expense.........................        2.86%           8.19%           5.42%          12.45%
         Net investment income (loss):.....       (1.84)%         (7.34)%         (3.45)%        (10.22)%

 (a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized for periods less than one year
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has an investment objective and related investment policies and uses various investment techniques to pursue its objective and policies. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. Investors should not consider any one Fund alone to be a complete investment program. Each of the Funds is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Portfolio Manager to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

     The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails additional risks as a result of the Funds' ability to invest a substantial portion of their assets in either foreign investments or small-capitalization issuers or both. See "Investment Methods and Risks."

     Certain types of investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, under "Investment Methods and Risks" below and in the SAI. The Funds are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in either this Prospectus or the SAI.

     The investment objective of each Fund, as well as investment policies that are not fundamental, may be changed by the Board of Directors without shareholder approval. See "Investment Restrictions."

EDINBURGH OVERSEAS EQUITY FUND

     The Edinburgh Overseas Equity Fund's investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

     The Fund seeks to achieve this objective by focusing on areas of the market that the Portfolio Manager believes are inefficiently priced. These include smaller, often emerging markets, and smaller companies.

     The investment process utilized by the Portfolio Manager, Edinburgh Fund Managers plc, combines decisions on country weightings, sector allocations, and stock selection strategies. Sector weightings are based on research into demand and supply factors and external independent studies. The stock selection process is fundamentally driven and focuses on four factors: quality of management, financial health, long-term industry prospects and valuation relative to the stock's market price. Research is generally on less-followed small- to medium-sized companies and, when economic conditions are deemed appropriate, the Fund may hold up to 30% of its assets in small-cap stocks (i.e., stocks of companies capitalized at less than $500 million).

     The Edinburgh Overseas Equity Fund will hold on average 60 to 100 different stocks. Under normal market conditions, it will have at least 80% of the value of its total assets invested in at least four different countries outside the United States, but it may "concentrate" its investments by investing a substantial portion of its assets (e.g., more than 25%) in only one or a few countries or regions. Securities issued by U.S. based companies will ordinarily not be purchased by the Fund. The Fund expects generally to be fully invested but may maintain temporary cash balances pending investment or for liquidity purposes.

TURNER CORE GROWTH FUND

     The Turner Core Growth Fund's investment objective is long-term capital appreciation through investment in a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices. The Portfolio Manager's style is core "growth at a reasonable price" and is based on the philosophy that earnings expectations are the primary determinant of stock prices.

     The Portfolio Manager, Turner Investment Partners, Inc., uses a bottom-up discipline (i.e., an individual stock selection process, rather than a top-down industry sector selection process) utilizing sophisticated analytical tools to screen over 10,000 securities for both attractive growth and value characteristics. Growth factors include increasing earnings estimates and results, while value measures include price/earnings ratio to growth rate, ratio of market price to book value, and dividend yield. The first step is a computer ranking based upon a proprietary model: stocks ranked in the 35th percentile or above qualify for purchase, while current holdings that fall to the 55th percentile or below generally will be sold sometime thereafter.

     Stocks eligible for purchase are then subjected to rigorous fundamental and technical analyses. The fundamental analysis focuses on a company's earnings prospects relative to analysts' consensus expectations, while the technical analysis evaluates support for a stock based on price and volume patterns.

     The Fund purchases stocks with favorable rankings, earnings prospects, and positive technical indicators. Conversely, stocks are sold when earnings prospects are deteriorating, as indicated by a ranking below the 55th percentile (i.e., below 55% of the stocks screened), deteriorating earnings forecasts, or a worsening of technical indicators.

     Generally, the Turner Core Growth Fund will be fully invested, with an individual security constituting no more than 2% of the net asset value of the Fund (except for issues comprising more than 2% of the S&P 500 Index, in which case the Turner Core Growth Fund may hold up to 120% of the issues' index weighting), and will generally contain 100 to 120 holdings. The Fund may retain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

FRONTIER CAPITAL APPRECIATION FUND

     The Frontier Capital Appreciation Fund's investment objective is maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies (i.e., companies capitalized at less than $3 billion). Importance is placed on an evaluation of earnings per share, growth and price appreciation potential, rather than income.

     The Portfolio Manager, Frontier Capital Management Company, Inc., seeks to identify companies with unrecognized earnings potential. The investment process emphasizes earnings growth potential and valuation of those companies which tend to be less well followed by Wall Street analysts and have a relatively low level of ownership by other institutional investors. The process combines traditional fundamental research with a valuation model that screens dividend valuation, equity valuation, earnings growth, earnings momentum, and unexpectedly high or low earnings.

     The Fund's portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund's portfolio will typically consist of 80 to 120 stocks. The Fund may maintain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

     Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

ENHANCED U.S. EQUITY FUND

     The Enhanced U.S. Equity Fund's investment objective is above-market total return through investment in common stock of companies perceived to provide a total return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

     The Fund's Portfolio Manager, Franklin Portfolio Associates LLC ("Franklin Associates"), uses a quantitative process that seeks to identify those stocks with the highest expected returns. The Portfolio Manager uses proprietary software to construct a portfolio which is intended to have similar risk characteristics to those of the S&P 500. The S&P 500 represents a sampling of the stocks of the largest U.S. corporations along with stocks of certain foreign corporations that are publicly traded in the United States.

     Valuation models which the Portfolio Manager uses to rank the universe of stocks focus on fundamental momentum, relative value, future cash flow, and supplementary factors (e.g., trading by officers or directors of the company being analyzed and short-term price momentum). Stocks which fall below the median ranking in this process are sell candidates. A proprietary optimizer is used to construct the portfolio. The optimizer is a risk management system comprised of proprietary software created by Franklin Associates. It categorizes both the portfolio and the S&P 500 into 55 industry groups and 13 general risk categories. Stocks are then selected from the top deciles in Franklin Associates' ranking process so that the portfolio reflects similar characteristics to those of the industry groups and risk characteristics of the S&P 500. Thus, industry and sector allocations are actively neutralized, permitting Franklin Associates' investment process to remain focused on individual stock selection.

     The Fund will contain approximately 150 stocks. Under normal market conditions, it will have at least 65% of the value of its total assets invested in equity securities of U.S. based companies. The Fund may maintain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

                            INVESTMENT RESTRICTIONS

     Each of the Funds is subject to certain investment restrictions which have been adopted by the Company for each Fund as fundamental policies that cannot be changed without the approval of a majority of the outstanding votes attributable to shares of that Fund. Among other such fundamental restrictions, a Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if more than 5% of the value of the Fund's assets would be invested in such issuer or if more than 10% of the outstanding voting securities of that issuer would be owned by the Fund. Similarly, it is a fundamental investment restriction that none of the Funds may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to U.S. Government securities. For a more complete description of the investment restrictions to which each Fund is subject, see the SAI.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Adviser and the Portfolio Managers, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise the Company's daily business operations. The SAI contains information as to the identity of, and other information about, the directors and officers of the Company.

INVESTMENT ADVISER

     M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds. The Adviser is an affiliate of M Life Insurance Company ("M Life"), a Colorado stock insurance company.

     M Life is an agent-owned reinsurance company in that its capital stock is indirectly owned, in part, by independent participating insurance agents who are engaged primarily in selling insurance policies, including variable insurance policies which will be invested in the Funds. M Life, for a fee paid by the insurance carriers, reinsures a portion of the mortality risk on insurance policies sold by its shareholder-agents.

     The Adviser and M Life are controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group"). M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.

     The Adviser, located at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, began managing the Company at its commencement of operations (January 4, 1996) but otherwise has no previous experience in providing investment advisory services.

     The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Portfolio Managers. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administration agent, and accounting services agent. The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.

     For its services to the Company, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds, deducted daily from the assets of each of the Funds, and paid to the Adviser quarterly.

     The following annual rates represent total advisory fees for each Fund:

                     FUND                                TOTAL ADVISORY FEES
                     ----                                -------------------
Edinburgh Overseas Equity Fund.................  1.05% on the first $10 million
                                                 0.90% on the next $15 million
                                                 0.75% on the next $75 million
                                                 0.60% on amounts above $100 million
Turner Core Growth Fund........................  0.45%
Frontier Capital Appreciation Fund.............  0.90%
Enhanced U.S. Equity Fund......................  0.55% on the first $25 million
                                                 0.45% on the next $75 million
                                                 0.30% on amounts above $100 million

     The investment advisory agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses for litigation, indemnifica-tion, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund through December 31, 1998, exceed 0.25% of that Fund's estimated average daily net assets on an annualized basis.

PORTFOLIO MANAGERS

     EDINBURGH FUND MANAGERS PLC ("Edinburgh") is the Portfolio Manager of the Edinburgh Overseas Equity Fund. Edinburgh's principal business address is Donaldson House, 97 Haymarket Terrace, Edinburgh EH12 5HD, Scotland, and Edinburgh maintains a non-investment branch at 600 Peachtree Street, N.E., Suite 3820, Atlanta, Georgia 30308. Edinburgh was formed in 1969 and registered as an investment adviser with the Securities and Exchange Commission in 1984. As of December 31, 1997, Edinburgh managed approximately $11.5 billion of assets.

     Edinburgh manages the Fund on a team basis. The Chief Investment Director of Edinburgh is Michael Balfour, CA (Chartered Accountant). Mr. Balfour holds a B.Comm. degree from Edinburgh University. He joined Edinburgh in 1985 and became Manager of the Pacific Rim Department the following year. He was involved in the launching of Edinburgh Pacific Fund and the Edinburgh Dragon Trust in 1987. In 1992, he was appointed a director of Edinburgh responsible for overseas investment, and in 1995 he became Chief Investment Director responsible for all investment departments and Chair of the asset allocation committee.

     TURNER INVESTMENT PARTNERS, INC. ("Turner") is the Portfolio Manager of the Turner Core Growth Fund. Turner's principal business address is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in 1990. Robert E. Turner is the controlling shareholder of Turner. Turner has provided investment advisory services to investment companies since 1992. At December 31, 1997, Turner managed approximately $2.7 billion of assets.

     Mr. Turner, CFA (Chartered Financial Analyst), Chairman and Chief Investment Officer of Turner, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Turner holds a B.S. degree in accounting and an M.B.A. degree in finance from Bradley University and has over 15 years of investment experience. He is a member of the Association for Investment Management and Research and is active with the Financial Analysts of Philadelphia and the Technology Council of Greater Philadelphia. Prior to forming Turner, Mr. Turner was employed as Senior Investment Manager with Meridian Investment Company (1985 to 1990), Portfolio Manager/Analyst with Integon Corporation (1983 to 1985), and Analyst with McMillion/Eubanks (1981 to 1983), and he served as a consultant with Andersen Consulting (1979 to 1981).

     FRONTIER CAPITAL MANAGEMENT COMPANY, INC. ("Frontier") is the Portfolio Manager of the Frontier Capital Appreciation Fund. Frontier's principal business address is 99 Summer Street, Boston, Massachusetts 02110. Frontier's investment process combines its fundamental in-depth research effort with a proprietary computer model to identify areas of investment opportunity. Frontier was founded in 1980. As of December 31, 1997, Frontier managed a total of $3.3 billion.

     Michael A. Cavarretta, CFA, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Cavarretta holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios for the past six years. Prior to attending Harvard Business School, Mr. Cavarretta was employed as a Financial Analyst with General Electric Company (1981-1986).

     FRANKLIN PORTFOLIO ASSOCIATES LLC ("Franklin") is the Portfolio Manager of the Enhanced U.S. Equity Fund. Franklin's principal business address is Two International Place, 22nd Floor,

Boston, Massachusetts 02110. Franklin is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, Franklin, a Massachusetts Limited Liability Company, is a wholly-owned indirect subsidiary of Mellon Bank Corporation. As of December 31, 1997, Franklin provided investment advisory services with respect to approximately $10.2 billion of client assets. Franklin employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Fund.

     John J. Nagorniak, CFA, President of Franklin, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio; he will oversee the application of Franklin's quantitative techniques to the Fund's assets. Mr. Nagorniak and the other investment principals of Franklin are responsible for the ongoing development and enhancement of Franklin's quantitative investment techniques. Mr. Nagorniak is a graduate of Princeton University and has received a M.S. degree from the Sloan School at the Massachusetts Institute of Technology. Prior to joining Franklin, he was associated with State Street Bank and Trust Company as Chief Investment Officer (1979 to 1981). Prior to that, he was Director of Investment Management Technology for John Hancock Mutual Life Insurance Company (1970 to 1979). He is past President of the Investment Technology Association and has been on the Council of that organization and the Council of the Quantitative Discussion Group. Mr. Nagorniak is on the Board of Directors and is past President of the Boston Security Analysts Society. He has over 25 years of investment experience.

     Investment Sub-Advisory Agreements. Each Portfolio Manager has entered into an investment sub-advisory agreement with the Adviser under which the Portfolio Manager, subject to the general supervision of the Adviser and the Company's Board of Directors, manages the investment portfolio of the Fund of which it is the Portfolio Manager. Under the investment sub-advisory agreements, the Portfolio Managers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Portfolio Managers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of each Fund's investment objective. The Portfolio Managers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, affiliated brokers. As compensation for their services, each Portfolio Manager receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund. See the SAI for more detailed information about the investment sub-advisory fees and agreements.

     Change of Portfolio Managers. The Company and the Adviser have applied for an exemptive order from the SEC that would permit the Adviser, with the approval of the Company's Board of Directors, to retain a different Portfolio Manager for a Fund without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders. The Company will notify shareholders in the event of any change in the identity of the Portfolio Manager of a Fund. Until or unless this exemptive order is granted, if a duly appointed Portfolio Manager is terminated or otherwise ceases to advise a Fund, the Company will propose that a new Portfolio Manager be engaged to manage the Fund's assets. The Company would then be required to submit to the vote of the Fund's shareholders the approval of an investment sub-advisory agreement with the new Portfolio Manager.

                          INVESTMENT METHODS AND RISKS

FOREIGN INVESTMENTS

     Investments in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers"), or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Each of the Funds may invest in securities of foreign issuers. The Frontier Capital Appreciation Fund and the Turner Core Growth Fund may invest up to 10% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts ("ADRs"). The Edinburgh Overseas Equity Fund also may invest in non-dollar securities. (However, the Edinburgh Overseas Equity Fund may not invest in Canadian government securities, and the Enhanced U.S. Equity Fund, the Turner Core Growth Fund and the Frontier Capital Appreciation Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Portfolio Manager, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives dividend or interest payments declines against the U.S. dollar before such interest is paid as a dividend to the Fund's shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay the dividend. The Edinburgh Overseas Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described in the Statement of Additional Information). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many securities of foreign issuers are represented by ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars. Additional information regarding ADRs and other aspects of foreign securities can be found in the Statement of Additional Information.

     Emerging Market Securities. The Edinburgh Overseas Equity Fund may invest up to 25% of its assets in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Emerging markets securities may be less liquid and more volatile than securities of comparable domestic issuers and have different clearance and settlement procedures that may not keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund.

     Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present greater risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Also, issuers located in emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. A more detailed discussion of the risks associated with investing in emerging markets can be found in the Statement of Additional Information.

INVESTING IN SMALL-CAPITALIZATION COMPANIES

     All of the Funds may invest in small-capitalization companies (generally considered to be companies with a capitalization of less than $500 million). Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies, in which all of the Funds may also invest, have been more volatile in price than the larger-capitalization stocks (such as those included in the S&P 500). Among the reasons for the greater price volatility of the stocks of these smaller companies are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. For example, such companies may be subject to greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

     The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

ASSET GROWTH

     The Funds' present asset size may not be sufficient to invest in the number of different stocks indicated above or to take advantage of certain investment opportunities, and they may not be as diversified as other mutual fund portfolios. There is no certainty as to how rapidly a Fund's assets will increase.

SECURITIES LENDING

     All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the Portfolio Manager determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

OTHER INVESTMENTS

     Some or all of the Funds may also utilize the following investment techniques or make the following types of investments. However, it is anticipated that no Fund will have more than 5% of its assets invested in any one of the following:

          - Foreign Government Obligations
          - Sovereign Debt Obligations (Brady Bonds)
          - American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts
          - Forward Foreign Currency Exchange Contracts
          - Short-Term Bank and Corporate Obligations
          - Zero Coupon Bonds
          - Warrants and Rights
          - Convertible Securities
          - Repurchase Agreements
          - Restricted and Illiquid Securities
          - Borrowing

     The Statement of Additional Information contains descriptions of these investments and investment techniques.

                            PERFORMANCE INFORMATION

M FUND PERFORMANCE

     Performance figures for one or more of the Funds will not be disseminated directly to the public by the Company unless accompanied by appropriate disclosure regarding the performance of the separate accounts offered by the Participating Insurance Companies.

     Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The annual average total return calculation assumes a complete redemption of the investment at the end of the relevant period.

     Year-by-year total return, cumulative total return and yield information may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The Funds also may advertise their yields. Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

     In addition, the Company may from time to time publish the performance of its Funds relative to certain performance rankings and indices. The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Company may, in its discretion, from time to time make lists of a Fund's holdings available to investors upon request.

PRIVATE ACCOUNT PERFORMANCE

     The Funds have been in operation since January 4, 1996 and have limited performance records. However, each of the Funds have investment objectives, policies and strategies that are substantially similar to those employed by the Funds' Portfolio Managers with respect to certain Private Accounts which they manage ("Private Accounts"). The performance information derived from these Private Accounts may be relevant to prospective investors. The Funds' performance may vary from the respective Private Account information because its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts.

     The charts below show actual performance information for M Fund and performance information derived from historical performance of the Private Accounts of Edinburgh, Turner, Frontier and Franklin. The performance figures for the Edinburgh Foreign Equity Composite, the Frontier Capital Appreciation Composite, the Turner Equity Composite and the Franklin Enhanced S&P Composite represent the actual calendar year performance results of the comparable Private Accounts net of M Fund management fees. The performance of these Private Accounts is not M Fund performance and should not be considered as an indication of the future performance of the respective Funds.

     These figures also do not reflect the deduction of any insurance fees or charges that are imposed in connection with the sale of variable life insurance and variable annuity policies by the Participating Insurance Companies. Investors should refer to the separate account prospectus describing the life insurance policies and variable annuity contracts for information pertaining to these insurance fees and charges.

                 M FUND PERFORMANCE                   1996#    1997     SINCE INCEPTION
                 ------------------                   -----    ----     ---------------
Edinburgh Overseas Equity Fund......................  (0.63)%   2.26%         0.81%
Turner Core Growth Fund.............................  19.99%   28.32%        24.20%
Frontier Capital Appreciation Fund..................  30.31%   22.13%        26.27%
Enhanced US Equity Fund.............................  23.67%   32.68%        28.23%

     # Fund inception date was January 4, 1996. Since Inception returns are average annual total returns.

                    PRIVATE ACCOUNT PERFORMANCE INFORMATION

                                                                                                                       10 YR/*
                                                                                                                        SINCE
                            1988   1989   1990    1991   1992    1993   1994    1995   1996   1997   3 YR*   5 YR*   INCEPTION**
                            ----   ----   ----    ----   ----    ----   ----    ----   ----   ----   -----   -----   -----------
Edinburgh Fund Managers/
  Edinburgh Foreign Equity
  Composite...............    --%  21.5%  (13.1)% 13.5%   (7.7)% 38.8%    1.3%  12.6%   3.9%   2.0%   5.9%   10.5%      6.80%**
EAFE Benchmark............    --   10.4   (23.6)  12.2   (12.2)  32.7     7.8   11.3    6.1    1.6    6.3    11.4        4.0
Turner Investment
  Partners/
  Turner Equity
  Composite...............    --     --      --   50.4    12.2   15.3   (5.3)   29.6   19.3   32.4   27.0    17.5       20.9**
Wilshire 5000 Stock
  Index...................    --     --      --   34.2     9.0   11.3   (0.1)   36.5   21.2   31.3   29.5    19.3       19.8
Frontier Capital
  Management/
  Frontier Capital
  Apprecia-
  tion Composite..........  24.3   31.8     0.2   27.9    22.2   27.9     3.3   31.7   30.7   19.2   27.0    22.0       21.4
Russell 2500 Stock
  Index...................  22.7   19.4   (14.9)  46.7    16.2   16.5   (1.1)   31.7   19.0   24.4   24.9    17.6       16.9
Franklin Portfolio
  Associates/ Franklin
  Enhanced S&P
  Composite...............  15.4   31.6    (1.9)  30.7     6.7   13.5   (0.8)   35.7   22.5   35.5   31.1    20.5       18.1
S&P 500 Stock Index.......  16.5   31.6    (3.1)  30.4     7.6   10.1     1.3   37.5   22.8   33.5   31.1    20.2       18.0

 * 3yr, 5yr, 10yr and Since Inception returns are average annual total returns.

** Inception dates for the Edinburgh Foreign Equity Composite and the Turner
   Equity Composite are 12/31/88 and 3/31/90 respectively.

 See accompanying Notes to M Fund and Private Account Performance Information.

          NOTES TO M FUND AND PRIVATE ACCOUNT PERFORMANCE INFORMATION

     1. Returns for the M Fund are net of management fees and operating expenses. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are net of M Fund management fees: 1.05%, 0.45%, 0.90% and 0.55% respectively. The operating expenses for all Private Accounts, which may be different from those of M Fund, have been deducted from the returns of the above referenced composites.

     2. Returns of the Private Accounts are based on accounts managed using substantially similar investment objectives, policies and strategies and are based on the following: returns for Edinburgh Fund Managers' Private Accounts are those of the manager's Foreign Equity Composite; returns for Turner Investment Partners' Private Accounts are those of the Turner Equity Composite; returns for Frontier Capital Management's Private Accounts are those of the manager's Capital Appreciation Composite; returns for Franklin Portfolio Associates' Private Accounts are those of the manager's Enhanced S&P Composite.

     3. Returns of the Private Accounts are based on accounts with substantially higher net assets than that of the Funds. The Funds commenced operations on January 4, 1996 and, therefore, are smaller than the managers' established accounts.

     4. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are based on accounts that are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, (the "1940 Act") and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have adversely affected the performance results.

     5. The annual return figures for the Frontier Capital Management's private accounts for 1995, and the Edinburgh Fund Managers' private accounts for 1992-1996 have been changed from the May 1, 1997

Prospectus. The correct figures are also reflected in the 3, 5 and 10 year averages. No changes have been made with respect to the data for M Fund, Inc.

     6. The Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) is the arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of 21 countries. It is a widely accepted benchmark for international stock performance. The Wilshire 5000 Equity Index is a capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market. The Russell 2500 Index is a capitalization weighted stock index representing the bottom 500 stocks in the Russell 1000 Index and all stocks in the Russell 2000. The S&P 500 Stock Index is a capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The S&P 500 Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     7. Performance returns for the Private Accounts have been extracted from performance information that has been prepared and presented in compliance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards. Reports on such preparation and presentation are available to the investor upon request.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time (with exceptions), on each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

     The value of each Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of 60 days or less held by any of the Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Board of Directors. See "Determination of Net Asset Value" in the SAI.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES

     Shares of the Funds are sold in a continuous offering to separate accounts of the Participating Insurance Companies to support the insurance and annuity Policies. Net purchase payments under the Policies are placed in one or more subaccounts of the Participating Insurance Company's separate account, and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The separate accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

     For each day on which a Fund's net asset value is calculated, the separate accounts transmit to the Transfer Agent any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, death benefits, Policy charges, and transfer requests from Policy owners, annuitants and beneficiaries that have been processed on that day. The separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. The Board of Directors may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors acting in good faith, and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

     Please refer to the separate prospectus for the Policies (and the separate account through which they are funded) for a more detailed description of the procedures whereby a Policy owner, annuitant, or beneficiary may allocate his or her interest in the separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

     The Company may also offer shares of one or more of the Funds (including new Funds that might be added to the Company) to qualified pension and retirement plans.

     A potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not foresee any disadvantage to owners of the Policies arising from the fact that shares of any Fund might be held by such entities. The Board of Directors, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Company will pay dividends for each Fund from that Fund's net investment income and will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Company will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Company shares at net asset value unless payment in cash is selected.

     Notice as to the tax status of dividends and distributions will be given to shareholders (i.e. Participating Insurance Companies) annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and gains from certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Company's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the federal income tax consequences to variable life insurance or annuity policy holders. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy.

                                     TAXES

     Tax Status. The Company believes that each Fund will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code, and each Fund intends to distribute substantially all of its net income and net capital gain to its shareholders. As a result, under the provisions of Subchapter M, there should be little or no income or gains taxable to the Fund. In addition, each Fund intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. Under current law, the net income of the Funds, including net capital gain, is not taxed to Participating Insurance Companies to the extent that it is applied to increase the reserves held by the Participating Insurance Company in respect of the Policies.

     Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Funds that invest in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of the Funds making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

     Additional Tax Considerations. If a Fund fails to qualify as a regulated investment company, owners of Policies supported by the Fund (1) might be taxed currently on the investment earnings under their Policies and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund fails to comply with the diversification requirements of
Section 817(h) of the Code, owners of Policies supported by the Fund would be taxed on the investment earnings under their Policies and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolio Managers and the Adviser, and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. In order to comply with the diversification and other requirements of Subchapter M and Section 817(h), a Fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the Portfolio Manager might otherwise believe to be desirable.

     For more information regarding the tax implications for the purchaser of a Policy who allocates investments to the Funds, please refer to the prospectus for the Policy.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                               OTHER INFORMATION

REPORTS

     Annual Reports containing audited financial statements of the Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Policy owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Company at the telephone number or address set forth on the cover page of this Prospectus.

VOTING AND OTHER RIGHTS

     Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro rata share of any distributions made by the applicable Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. The Participating Insurance Companies will vote shares of a Fund held by their separate accounts which are attributable to Policies in accordance with instructions received from Policy owners, annuitants and beneficiaries as provided in the prospectus for the Policies. Fund shares held by the separate accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a Participating Insurance Company that are not attributable to Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that company. However, if a Participating Insurance Company determines that it is permitted to vote any such shares of a Fund in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

     As a Maryland corporation, the Company is not required to, and does not intend to, hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for the following purposes: (i) approving investment advisory and sub-advisory agreements as required by the 1940 Act (unless, with respect to sub-advisory agreements, the Company and the Adviser obtain the SEC exemptive order referred to above); (ii) changing any fundamental investment policy or restriction of any Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the Company's directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in shareholder communications.

     At December 31, 1997, the ownership of each Fund was as follows:

                                                           PERCENTAGE OF OWNERSHIP
                                           --------------------------------------------------------
                                                                                          NEW YORK
                                            M LIFE      JOHN HANCOCK                        LIFE
                                           INSURANCE    VARIABLE LIFE    PACIFIC LIFE     INSURANCE
                                              CO.       INSURANCE CO.    INSURANCE CO.     COMPANY
                                           ---------    -------------    -------------    ---------
Edinburgh Overseas Equity Fund...........    33.7%          56.7%             9.6%          --
Turner Core Growth Fund..................    40.3%          37.9%            21.8%          --
Frontier Capital Appreciation Fund.......     9.6%          51.6%            38.6%          0.2%
Enhanced U.S. Equity Fund................    22.3%           6.8%            70.6%          0.3%

DISTRIBUTOR

     M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. The principal executive offices of the Distributor are located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD").

ADMINISTRATIVE AND OTHER SERVICES

     Pursuant to a custody agreement with the Company, Investors Bank & Trust Company ("Investors Bank") serves as the custodian of the Funds' assets.

     Investors Bank also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. Investors Bank is responsible for providing certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

     Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank also acts as a transfer, redemption and dividend disbursing agent for the Company. Investors Bank's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

     Investors Bank is not involved in the investment decisions made by the Portfolio Managers.

     The Company was incorporated in Maryland on August 11, 1995. It has no employees and relies on the Adviser and other service providers for its day-to-day operations.